Exhibit 99.1

Media contacts:

Kris Bevill

701.280.5076 (Office) :: 701.306.8561 (Cell)

kris.bevill@alerus.com

Missy Keney

701.280.5120 (Office) :: 218.791.6818 (Cell)

missy.keney@alerus.com

FOR IMMEDIATE RELEASE

ALERUS FINANCIAL CORPORATION COMPLETES ACQUISITION OF HMN FINANCIAL, INC.

Transaction Expands Alerus Footprint into Rochester, MN MSA Jeffrey Bolton Joins Board of Directors

GRAND FORKS, N.D. (October 9, 2024) – Alerus Financial Corporation (Nasdaq: ALRS) and its wholly owned subsidiary, Alerus Financial, National Association, (together, “Alerus”) announced today they have completed the previously announced acquisition of HMN Financial, Inc. (Nasdaq: HMNF) and its wholly owned subsidiary, Home Federal Savings Bank (together, “Home Federal”). Under the terms of the transaction, HMN Financial, Inc. merged with and into Alerus Financial Corporation, and Home Federal Savings Bank merged with and into Alerus Financial, National Association. The all-stock transaction is valued at approximately $128.8 million as of closing.

Founded in 1934, Home Federal includes 12 branches in Minnesota and one branch in each of Iowa and Wisconsin. As of June 30, 2024, HMNF had, on a consolidated basis, $1.1 billion in total assets, which included approximately $876.6 million in loans and $983.2 million in total deposits.

The transaction expands the Alerus franchise into Rochester, Minnesota and represents the largest bank acquisition in Alerus’ history. Alerus has now completed twenty-six acquisitions since 2000 as part of its long-term plan to continually expand its business segments, including banking, wealth services, and retirement and benefits plans and services. With the addition of Home Federal, Alerus now has approximately $5.5 billion in total assets, $3.8 billion in total loans, $4.3 billion in total deposits, and assets under administration and management of approximately $43.6 billion, with 29 locations across the Midwest, as well as Arizona.

“We are pleased to welcome Home Federal’s clients and employees to Alerus and look forward to providing enhanced products and services with greater capacity to clients in the Rochester, Minnesota, market and throughout our expanded footprint,” said Alerus President and Chief Executive Officer Katie Lorenson. “Alerus has a long history of successful acquisitions and is one of the most diversified financial services companies in the country. Combining our capabilities and shared focus on client service will provide positive results for our clients, our team members, and our stockholders.”

Alerus expects to transition Home Federal client accounts to Alerus systems in the fourth quarter of 2024. Until this transition occurs, Home Federal clients will continue to be served through Home Federal’s website, mobile app, and branches. Additional information will be provided to clients in advance of conversion to ensure a seamless transition to Alerus systems.

In addition, Alerus is pleased to announce HMN Financial, Inc. board member Jeffrey Bolton has joined Alerus Financial Corporation’s board of directors in connection with closing.

Mr. Bolton brings extensive expertise in healthcare administration, business, and finance to the board of directors. He is the former chief administrative officer at Mayo Clinic, a position he held from 2013 until his retirement in 2021. Prior to his role as chief administrative officer, he served as Mayo Clinic’s chief financial officer from 2002 until 2013. He was also a member of Mayo Clinic’s board of trustees from 2011 until his retirement. Prior to his time at Mayo Clinic, Mr. Bolton served in various business and finance-related positions at Carnegie Mellon University, including chief financial officer and vice president for business and planning.

Raymond James & Associates, Inc. served as financial advisor and Barack Ferrazzano Kirschbaum & Nagelberg LLP served as legal counsel to Alerus on the transaction. D.A. Davidson & Co. served as financial advisor and Ballard Spahr LLP served as legal counsel to HMN Financial, Inc.

About Alerus Financial Corporation

Alerus Financial Corporation (Nasdaq: ALRS) is a commercial wealth bank and national retirement services provider with corporate offices in Grand Forks, North Dakota, and the Minneapolis-St. Paul, Minnesota metropolitan area. Through its subsidiary, Alerus Financial, National Association, Alerus provides diversified and comprehensive financial solutions to businesses and consumer clients, including banking, wealth services, and retirement and benefits plans and services. Alerus provides clients with a primary point of contact to help fully understand the unique needs and delivery channel preferences of each client. Clients are provided with competitive products, valuable insight, and sound advice supported by digital solutions designed to meet the clients’ needs.

Alerus operates 29 banking and wealth offices, with locations in Grand Forks and Fargo, North Dakota; the Minneapolis-St. Paul, Minnesota metropolitan area; Rochester, Minnesota; southern Minnesota, Marshalltown, Iowa; Pewaukee, Wisconsin, and Phoenix and Scottsdale, Arizona. Alerus also operates a commercial wealth office in La Crosse, Wisconsin. Alerus Retirement and Benefits serves advisors, brokers, employers, and plan participants across the United States.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation (“AFC”) and HMN Financial, Inc. (“HMNF”) and certain plans, expectations, goals, projections and benefits relating to the merger of HMNF with and into AFC (the “Merger”), all of which are subject to numerous assumptions, risks and uncertainties. These statements are often, but not always, identified by words such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized,” “target” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements AFC makes regarding the potential effects of the Merger on AFC.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by AFC and HMNF with the SEC, risks and uncertainties for AFC as the combined company following the Merger that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; (2) the risk that integration of HMNF’s operations with those of AFC will be materially delayed or will be more costly or difficult than expected; (3) AFC’s inability to meet expectations regarding the timing of the Merger; (4) changes to tax legislation and their potential effects on the accounting for the Merger; (5) diversion of managements’ attention from ongoing business operations and opportunities due to the Merger; (6) the challenges of integrating and retaining key employees; (7) the effect of the announcement of the Merger on AFC’s customer and employee relationships and operating results; (8) the possibility that the Merger may be more expensive to complete and integrate than anticipated, including as a result of unexpected factors or events; (9) the dilution caused by AFC’s issuance of additional shares of AFC’s common stock in connection with the Merger; and (10) changes in the global economy and financial market conditions and the business, results of operations and financial condition of AFC. Please refer to AFC’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 8, 2024, and the parties’ joint proxy statement/prospectus included in AFC’s Registration Statement on Form S-4 (Registration Statement No. 333-280815), filed with the SEC on July 15, 2024, as amended on July 29, 2024, and declared effective on July 31, 2024, as well as both parties’ other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Any forward-looking statement included in this report is based only on information currently available to management and speaks only as of the date on which it is made. AFC does not undertake any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.